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                                                                   EXHIBIT 10.13



                             INTERCREDITOR AGREEMENT



                           Dated as of August 24, 2000



                                      among



                          CONEMAUGH LESSOR GENCO, LLC,

                           KEYSTONE LESSOR GENCO, LLC,

                                       and

                          SHAWVILLE LESSOR GENCO, LLC,



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                             INTERCREDITOR AGREEMENT

                  INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this "Agreement"), dated as of August 24, 2000, among CONEMAUGH LESSOR GENCO LLC, a Delaware limited company (together with its successors and permitted assigns, "Conemaugh"); KEYSTONE LESSOR GENCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, "Keystone"), and SHAWVILLE LESSOR GENCO LLC, a Delaware limited liability company (together with its successors and permitted assigns, "Shawville", and together with Conemaugh and Keystone, the "Owner Lessors" and each a "Owner Lessor").

                                    RECITALS

                  A. Each Owner Lessor, as lessor, has entered into a separate Facility Lease, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Facility Leases"), with Reliant Energy Mid-Atlantic Power Holdings LLC, a Delaware limited liability company ("REMA").

                  B. In order to secure the obligations owing under the respective Facility Leases, REMA and each of its subsidiaries party thereto (such subsidiaries (including any which become parties thereto after the date hereof), collectively, the "Subsidiary Guarantors" and together with REMA, the "Pledgors") have entered into a Pledge Agreement and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Pledge Agreements"), with each Owner Lessor as secured party pursuant to which the Pledgors have granted to each Owner Lessor a security interest in the Collateral (as defined in the respective Pledge Agreements).

                  C. The parties hereto desire to enter into this Agreement, among other things, (a) to insure the perfection of their respective security interests in certain of the Collateral, (b) to set forth the respective rights of the Owner Lessors with respect to all of the Collateral and (c) to provide for the distribution of proceeds from foreclosing or otherwise realizing thereon.

                  NOW, THEREFORE, in consideration of the premises and for other valuable consideration, receipt and sufficiency of which the parties hereto acknowledge, the parties hereto agree as follows:

                  Section 1. Security Interests Rank Equally. Each of the Owner Lessors acknowledges and agrees that, as among the Owner Lessors and to the extent valid, perfected and enforceable, the security interest of each Owner Lessor in all of the Collateral (except as expressly provided in Section 4 below) shall rank equally among the Owner Lessors and the Owner Lessors shall share therein and in the proceeds thereof pro rata according to the respective Termination Values (as defined in the respective Facility Leases) then in effect under their respective Facility Leases. The foregoing ranking of security interests are applicable irrespective




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of the time or order of attachment or perfection thereof, the method of perfection, the time or order of filing financing statements or taking possession or any other act, event, or circumstances that otherwise would grant priority to any such security interest. The agreements made herein are solely for the benefit of the Owner Lessors as among themselves (and their successors and permitted assigns) and shall not inure to the benefit of any other person or entity.

                  Section 2. Possessory Collateral; Disclaimer. (a) Solely for the purposes of perfecting liens and security interests in Collateral, each Owner Lessor (on behalf of itself and its successors and permitted assigns) agrees to hold any Collateral in its possession (other than as a result of a distribution to it in accordance with Section 4 hereof) as custodian for and on behalf of itself and each of the other Owner Lessors, and each Owner Lessor (on behalf of itself and its successors and permitted assigns) appoints each other Owner Lessor (and its successors and permitted assigns) as its agent to hold such Collateral, in each case subject to the terms hereof. The sole duty of an Owner Lessor with respect to the custody, safekeeping and physical possession of the Collateral in its possession shall be to deal with it in the same manner as it deals with similar property for its own account. No Owner Lessor (or its agent) shall be liable for failure to demand, collect, or realize upon any of the Collateral or for any delay in doing so, nor shall it be under any obligation to sell or otherwise dispose of any Collateral upon the request of any other Owner Lessor or any other person or entity or, except as provided in
Section 4 hereof, to take any other action whatsoever with regard to the Collateral or any part thereof. Upon the termination of such Owner Lessor's security interest in the Collateral in accordance with its Pledge Agreement, such Owner Lessor shall deliver over to another Owner Lessor any Collateral then held by it as a custodian or agent hereunder.

                  (b) Upon receipt of written notice from any Owner Lessor that such Owner Lessor has commenced the exercise of remedies under its Pledge Agreement, each other Owner Lessor shall deliver to such Owner Lessor all Collateral in its possession (other than as a result of a distribution to it in accordance with Section 4 hereof); provided that such Owner Lessor shall not be obligated to so deliver such Collateral if such Owner Lessor has also commenced the exercise of remedies under its Pledge Agreement.

                  (c) Notwithstanding any provision to the contrary herein, as among the Owner Lessors, no Owner Lessor shall have any duties or responsibilities except those expressly set forth herein, or any fiduciary relationship with any other Owner Lessor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against any Owner Lessor. Each Owner Lessor shall be accountable to any Owner Lessor only for amounts that it actually receives with respect to any of the Collateral, and neither it nor any of its agents shall be responsible to any other Owner Lessor for any act or failure to act hereunder, except as provided in Section 4 hereof and except for its own gross negligence or willful misconduct. None of the Owner Lessors makes any representation or warranty or assumes any liability to any other Owner Lessor with respect to (i) the enforceability, validity, value or collectability of any of the Collateral or (ii) any Pledgor's title or right to any of the Collateral. None of the Owner Lessors shall have any obligation to any Owner Lessor to marshall any Collateral.


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                  Section 3. Exercise of Remedies. Each Owner Lessor agrees that prior to the exercise of remedies under its respective Pledge Agreement it shall give notice to and consult with the other Owner Lessors. In the event that more than one Owner Lessor has commenced remedies under its respective Pledge Agreement, each such Owner Lessor agrees to exercise such remedies as agreed to by both Owner Lessors (or if all three Owner Lessors are exercising such remedies, as agreed to by at least two of the Owner Lessors).

                  Section 4. Distributions in Respect of Collateral. The following provisions shall apply to Proceeds (as defined in the Uniform Commercial Code of the State of New York) in respect of the Collateral.

                  4.1. Prior to Foreclosure. If an Owner Lessor receives any cash Proceeds in respect of the Collateral prior to the exercise by it of any remedies under its respective Pledge Agreement, it shall distribute such cash to the Owner Lessors pro rata according to the respective Termination Values (as defined in the respective Facility Leases) then in effect under their respective Facility Leases. Upon such allocation and payment, such cash payment, whether or not constituting a part of the Collateral, shall no longer be subject to the terms and conditions of this Agreement and each Owner Lessor shall apply (or retain) such cash payment in the manner required under its respective Pledge Agreement (all other Proceeds shall remain part of the Collateral subject to the terms of this Agreement).

                  4.2. After Foreclosure. If an Owner Lessor receives any Proceeds of any sale, disposition or other realization upon any of the Collateral following the exercise of remedies under its Pledge Agreement, it shall apply such Proceeds in the following order of priority:

                  (a) first, to the payment in full of the costs and expenses incurred by or on behalf of such Owner Lessor in connection with or incident to the custody, preservation, use or operation of, or sale of, collection from, or other realization upon, any of the Collateral; and

                  (b) second, to the payment to the Owner Lessors (or its successors or assigns) of any surplus then remaining pro rata according to the respective Termination Values (as defined in the respective Facility Leases) then in effect under their respective Facility Leases (or to whomever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct) to be applied by each Owner Lessor as provided in its Pledge Agreement.

                  Section 5. Limitation of Liability. Without limitation of the generality of Section 2(c), each Owner Lessor:

                  (a) may consult with legal counsel (including counsel for any party hereto), independent public accountants and other experts selected by it, and may rely on any opinion of counsel delivered under this Agreement, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts or any such opinion;


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                  (b) makes no warranty or representation to any person and
         shall not be responsible to any Owner Lessor for any statements, warranties or representations made in or in connection with any Pledge Agreement or other documents relating thereto by any other person;

                  (c) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Pledgor or to inspect the property (including the books and records) of any Pledgor;

                  (d) respectively, shall incur no liability under or in respect hereof or of any Pledge Agreement or any other document by acting upon any notice, consent, certificate or other instrument or writing (which may be by telegram, telecopy, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties;

                  (e) shall have no liability or responsibility to any party hereto for any failure on the part of any other party to comply with any obligation to be performed by such other party under this Agreement; and

                  (f) may act directly or through agents on its behalf.

                  Section 6. Miscellaneous.

                  6.1. Amendments. No amendment or waiver of any provision of this Agreement, nor consent to any departure by any party herefrom, shall in any event be effective unless the same shall be in writing and signed by each of the parties hereto and, so long as the lien of any Lease Indenture (as defined in the respective Pledge Agreements) has not been terminated or discharged, consented to by the respective Lease Indenture Trustee under such Lease Indenture. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  6.2. Notices, Etc. All notices and other communications provided for hereunder shall be in writing (including telecopy communication) and mailed, telecopied or delivered, at its address for notices provided in their respective Pledge Agreements or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and communications shall be effective when received.

                  6.3. Binding Effect. This Agreement shall become effective when it shall have been executed by each Owner Lessor and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  6.4.  Certain Assignments.

                  (a) Each Owner Lessor assigning (whether absolute or as collateral) any rights or obligations under its respective Pledge Agreement shall cause its assignee to assume in writing such Owner Lessor's duties and obligations hereunder.


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                  (b) Each party hereto hereby acknowledges the assignment and creation of the lien and security interest by each Owner Lessor of its right, title and interest in its Pledge Agreement under the applicable Lease Indenture in favor of the related Lease Indenture Trustee. Unless and until such party shall have received written notice from the related Lease Indenture Trustee that the lien of the related Lease Indenture has been fully terminated, such Lease Indenture Trustee shall have the right, but shall not be obligated, to exercise any and all rights of such Owner Lessor under this Agreement as if it were such Owner Lessor to the extent set forth in and in accordance with the Lease Indenture. So long as the lien of the Lease Indenture has not been discharged, each Owner Lessor hereby irrevocably directs, and each agrees, that all payments hereunder payable to the related Owner Lessor shall be paid by wire transfer directly to the related Lease Indenture Trustee's Account or to such other place as such Lease Indenture Trustee shall notify the parties hereto in writing.

                  6.5. Inconsistency. If any inconsistency shall exist between the provisions of any Pledge Agreement and the provisions of this Agreement, the provisions of this Agreement shall govern.

                  6.6.   Consent to Jurisdiction. Each party irrevocably:

                  (a) submits to the jurisdiction of any New York State or Federal court sitting in New York and any appellate court with jurisdiction to hear appeals from any judgment or order thereof in any action or proceeding arising out of or relating to this Agreement;

                  (b) agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or in such Federal court;

                  (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding;

                  (d) consents to the service of any and all process in any such action or proceeding by mailing of copies of such process to such party at its address specified in Section 6.2; and

                  (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

Nothing in this Section 6.6 shall affect the right of any party to serve legal process in any other manner permitted by law or affect the right of any party to bring any action or proceeding against any other party in the courts of other jurisdictions.

                  6.7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.



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                  6.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  6.9. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING HERETO, THE REVENUES OR THE ACTIONS OF ANY OWNER LESSOR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.









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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                  CONEMAUGH LESSOR GENCO LLC

                                  By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but solely
                                      as Lessor Manager under its LLC
                                      Agreement


                                  By: /s/ PATRICIA A. EVANS
                                      ------------------------------------------
                                      Name: PATRICIA A. EVANS
                                      Title: Senior Financial Services Officer


                                  KEYSTONE LESSOR GENCO LLC

                                  By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but solely
                                      as Lessor Manager under its LLC
                                      Agreement


                                  By: /s/ PATRICIA A. EVANS
                                      ------------------------------------------
                                      Name: PATRICIA A. EVANS
                                      Title: Senior Financial Services Officer


                                  SHAWVILLE LESSOR GENCO LLC

                                  By: WILMINGTON TRUST COMPANY,
                                      not in its individual capacity but solely
                                      as Lessor Manager under its LLC
                                      Agreement


                                  By: /s/ PATRICIA A. EVANS
                                      ------------------------------------------
                                      Name: PATRICIA A. EVANS
                                      Title: Senior Financial Services Officer




                                Signature Page to
                             Intercreditor Agreement


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Each of the undersigned acknowledges and consents
to the terms of the foregoing Intercreditor Agreement as of the date first above written.


RELIANT ENERGY MID-ATLANTIC POWER
HOLDINGS, LLC


By: JAMES E. HAMMELMAN
    -----------------------------
    Name: James E. Hammelman
    Title: Treasurer


RELIANT ENERGY NORTHEAST MANAGEMENT
COMPANY


By: JAMES E. HAMMELMAN
    -----------------------------
    Name: James E. Hammelman
    Title: Treasurer

RELIANT ENERGY MARYLAND HOLDINGS, LLC


By: JAMES E. HAMMELMAN
    -----------------------------
    Name: James E. Hammelman
    Title: Treasurer

RELIANT ENERGY NEW JERSEY HOLDINGS, LLC


By: JAMES E. HAMMELMAN
    -----------------------------
    Name: James E. Hammelman
    Title: Treasurer

RELIANT ENERGY MID-ATLANTIC POWER
SERVICES, INC.


By: JAMES E. HAMMELMAN
    -----------------------------
    Name: James E. Hammelman
    Title: Treasurer


                               Signature Page to
                            Intercreditor Agreement